EXHIBIT 23.2


                                        INDEPENDENT AUDITOR'S CONSENT

            We consent to the incorporation by reference in a Registration Statement of Entertainment Technologies and Programs, Inc. on
Form S-8 of our report dated December 30, 2000, except for Note 3, as to which the date is January 16, 2001, appearing in the Annual
Report on Form 10-KSB of Entertainment Technologies and Programs, Inc. for the year ended September 30, 2000.



/s/Ham, Langston and Brezina, L.L.P.



Houston, Texas
April 11, 2001